UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2017

QUADRANT 4 SYSTEM CORPORATION
(Exact name of Registrant as Specified in its Charter)

Illinois	33-42498	65-0254624
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 E. Woodfield Road, Suite 205 S Schaumburg, IL		60173
(Address of Principal Executive Offices)		(Zip Code)

(855) 995-7367
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.                                Bankruptcy or Receivership.

On June 29, 2017 (“Petition Date”), Quadrant 4 System Corporation (the “Company”) filed a voluntary petition for relief commencing a case under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. 101 et seq. (the “Bankruptcy Code”), designated as Case Number 17-19689 (the “Chapter 11 Case”) in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the “Bankruptcy Court”).  The Company remains in possession of its assets and continues to operate its business as a debtor in possession in accordance with Sections 1107 and 1108 of the Bankruptcy Code. There is no trustee appointed in the Chapter 11 Case.

As previously reported in Company’s Current Reports on Form 8-K dated December 6, 2016, December 15, 2016, and March 22, 2017, respectively: (i) the Company’s former President and Chief Executive Officer, Nandu Thondavadi, and former Chief Financial Officer and Chairman of the Board, Dhru Desai, were arrested and charged in a federal criminal complaint with wire fraud and securities fraud (the “Criminal Action”); (ii) Messrs. Thondavadi and Desai promptly resigned from their respective positions as officers and directors of the Company and were replaced by Robert H. Steele, as Chief Executive Officer, and Shekhar Iyer, as Chief Operating Officer; (iii) the Company’s secured lenders, BMO Harris Bank, N.A. (“BMO Harris”) and BIP Lender, LLC each issued a Notice of Default with respect to the Company’s secured debt; and (iv) the Company entered into a Forbearance Agreement dated March 17, 2016 with BMO Harris, which expired by its terms as of May 17, 2017 (the “Forbearance Agreement”) and which BMO Harris has declined to extend.

As a result of the Criminal Action, continuing operating losses, the expiration of the Forbearance Agreement, the Company’s reduced operating funds and lack of alternate funding sources, the Company’s Board of Directors determined that it was in the best interests of the Company, its creditors, its shareholders and other interested parties that the Company commence the Chapter 11 Case.

Since before the Petition Date the Company has been soliciting offers to purchase certain of its business units with the assistance of the Company’s investment bankers and financial consultants. As of the Petition Date, the Company had negotiated and received five signed asset purchase agreements from two companies which are proposed to serve as stalking horse bids (opening bids) for the Company’s Staffing, Solutions and Education Platform business units.  On Friday June 30, 2017, the Company filed a motion in the Chapter 11 Case seeking approval to name these five bids as the stalking horse offers for the subject business units, and further seeking to establish the sales process and bidding procedures under Section 363 of the Bankruptcy Code. The Chapter 11 sales process allows for competitive bidding with the stalking horse bids by parties that have the sophistication and financial stability to continue the Company’s business without minimal disruption to the Company’s customers, vendors and employees. The Bankruptcy Court will ultimately decide which offers represent the highest and best offers for these business units. The Company’s remaining business units will be the subject of a future sale and bidding procedures motion. The Company’s objective is to obtain the highest and best offers for each of its business units in order to maximize the value of its assets for the benefit of all of the Company’s creditors, shareholders and other interested parties. The Company is unable to predict the outcome of such sale efforts at this time, however management currently believes that there will be insufficient proceeds, after payment of secured creditors, to make distributions to its shareholders.
All filings in the Chapter 11 Case may be obtained from the Office of the Clerk of the U.S. Bankruptcy Court, 219 South Dearborn Street, Room 713, Chicago, Illinois 60604 or via its website (www.ilnb.uscourts.gov). Such information is not incorporated by reference into this Current Report on Form 8-K.

A copy of the Company’s press release announcing the filing of the Chapter 11 Case is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 8.01. Other Events.

On June 28, 2017, the Company reached a partial resolution with the U.S. Securities and Exchange Commission (the “SEC”) of its previously disclosed investigation. There are no criminal charges against the Company.

Since the November 30, 2016 arrests of its former executives, the Company has been cooperating closely with both the SEC and the U.S. Department of Justice through its new management and reconstituted board of directors.

As part of its resolution with the SEC, the Company has consented to the entry of a proposed judgment on a “no-admit, no-deny” basis that would require it to refrain from violating various provisions of the federal securities laws. The draft judgment, which requires court approval, is part of a “bifurcated settlement” under which the SEC may seek disgorgement and civil penalties in future litigation.

The foregoing description of the consent and judgment referenced above is qualified in its entirety by reference to such documents, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.  A copy of the Company’s press release announcing the settlement is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Consent of Defendant Quadrant 4 System Corporation, dated as of June 28, 2017
99.2	Judgment as to Defendant Quadrant 4 System Corporation
99.3	Press Release, dated as of June 29, 2017

Forward Looking Statements

This report contains “forward looking statements.” The statements contained in this report  that are not purely historical are forward-looking statements. Forward-looking statements give the Company’s current expectations or forecasts of future events. Especially in light the Company’s present circumstances, such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company’s control, and could cause the Company’s results to differ materially from those described. The Company is providing this information as of the date of this report and does not undertake any obligation to update any forward looking statements contained in this report as a result of new information, future events or otherwise. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Important factors that could cause such differences include, but are not limited to, the Risk Factors and other information set forth in the Company’s filings with the Securities and Exchange Commission and in its press releases.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRANT 4 SYSTEM CORPORATION

By:	/s/ Robert Steele
Robert H. Steele, Chief Executive Officer

Date:  July 5, 2017

Index to Exhibits
Exhibit No.	Description of Exhibit

99.1	Consent of Defendant Quadrant 4 System Corporation, dated as of June 28, 2017
99.2	Judgment as to Defendant Quadrant 4 System Corporation
99.3	Press Release, dated as of June 29, 2017